UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2007

Rockwell Automation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12383	25-1797617
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1201 South Second Street, Milwaukee, Wisconsin		53204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-382-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2007, James V. Gelly resigned as Senior Vice President and Chief Financial Officer of Rockwell Automation, Inc. (the "Company"), as reported in the Company’s Current Report on Form 8-K dated April 6, 2007. On May 21, 2007, the Company entered into a mutual separation agreement with Mr. Gelly (the "Agreement"). Pursuant to the Agreement, the Company agreed to (i) continue to pay Mr. Gelly his base salary and provide benefits at levels equivalent to those in effect immediately prior to his resignation through September 30, 2007 (the "Termination Date"), (ii) pay Mr. Gelly one year’s annual base salary at the rate of $495,000 as severance pay; (iii) pay Mr. Gelly an annual bonus for fiscal year 2007 under the Company’s Annual Incentive Compensation Plan for Senior Executive Officers; (iv) accelerate the vesting of stock options to purchase 76,667 shares of Common Stock held by Mr. Gelly, which were scheduled to vest between November 8, 2007 and December 6, 2008; (v) accelerate the vesting of restricted stock awards for 5,800 shares of Common Stock, which were scheduled to vest on November 7, 2008 and December 6, 2009; and (vi) continue his car allowance and other executive perquisites through the Termination Date. Any shares acquired upon exercise of the accelerated stock options and pursuant to the vesting of the restricted stock awards will be held in escrow by the Company until December 31, 2007 and subject to forfeiture if Mr. Gelly does not satisfy his obligations under the Agreement through that date.

Under the Agreement, as a condition to receiving the benefits described above, Mr. Gelly agreed (i) to abide by the Company’s insider trading policies and stock trading protocol; (ii) to certain non-disparagement, non-solicitation and confidentiality provisions; and (iii) not to compete with the Company in any businesses about which he received confidential information or trade secrets through May 1, 2009.

The foregoing description of the Agreement with Mr. Gelly is not complete and is qualified in its entirely by reference to the Agreement, a copy of which is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99 Mutual Separation Agreement effective May 21, 2007 between Rockwell Automation, Inc. and James V. Gelly

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwell Automation, Inc.

May 25, 2007	By:	/s/ Douglas M. Hagerman

Name: Douglas M. Hagerman
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99	Mutual Separation Agreement effective May 21, 2007 between Rockwell Automation, Inc. and James V. Gelly